FARM BUREAU LIFE INSURANCE COMPANY

Farm Bureau Life Annuity Account

Supplement Dated October 3, 2014

to the Prospectus For

Variable Annuity Contract

(Dated May 1, 2009)

This Supplement updates certain information contained in your Prospectus, as previously supplemented, regarding investment options available under your Variable Annuity Contract (the “Contract”).  Please read this Supplement carefully and retain it with your Prospectus for future reference.

On August 21, 2014, the Board of Trustees of JPMorgan Insurance Trust approved the termination and liquidation of the JPMorgan Insurance Trust Mid Cap Growth Portfolio and the JPMorgan Insurance Trust Intrepid Growth Portfolio (the “Portfolios”), with liquidation anticipated to occur on or about December 12, 2014.  As a result, the JPMorgan Insurance Trust Mid Cap Growth Portfolio Subaccount and JPMorgan Insurance Trust Intrepid Growth Portfolio Subaccount under the Policy (the “Closing Subaccounts”), which invest in the respective Portfolios, will be impacted as follows:

•                  Effective August 21, 2014, each Portfolio may depart from its “Investment Objective(s) and Principal Investments” stated in your Prospectus as it increases cash holdings in preparation for liquidation.

•                  For all Owners, allocations of Net Premiums and transfers of Accumulated Value to either or both of the Closing Subaccounts will be accepted until close of business on December 1, 2014.  After that time, allocations of Net Premiums and transfers of Accumulated Value to either or both of the Closing Subaccounts will no longer be accepted.

•                  On or about December 12, 2014, Accumulated Value in the Closing Subaccounts will be automatically transferred from the Closing Subaccounts to the subaccount investing in the Federated Prime Money Fund II Portfolio (the “Money Market Subaccount”).

•                  From the date of this supplement through February 12, 2015, there will be no charge assessed for transfers made from the Closing Subaccounts or the Money Market Subaccount due to the liquidation of the JPMorgan Insurance Trust Mid Cap Growth Portfolio or the JPMorgan Insurance Trust Intrepid Growth Portfolio.  Such transfers will not count against the number of free transfers allowed each Policy Year.

Farm Bureau Life Insurance Company will provide additional information as necessary about the Closing Subaccounts.  For additional details regarding changes to the Portfolios, please refer to the Portfolios’ prospectuses, as supplemented.

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If you have any questions, please do not hesitate to contact our Home Office toll free at 1-800-247-4170.